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                                                                     Exhibit 1.1

                         OCEAN POWER TECHNOLOGIES, INC.

                                   ___ Shares

                                  Common Stock
                          ($0.001 par value per Share)

                                    FORM OF
                             UNDERWRITING AGREEMENT

_____, 2007

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                                    FORM OF
                             UNDERWRITING AGREEMENT

                                                                     _____, 2007

UBS Securities LLC
Banc of America Securities LLC
Bear, Stearns & Co. Inc.
First Albany Capital Inc.
as Managing Underwriters

c/o UBS Securities LLC
    299 Park Avenue
    New York, New York 10171-0026

    Banc of America Securities LLC
    9 W. 57th Street
    New York, New York 10019

    Bear, Stearns & Co. Inc.
    383 Madison Avenue
    New York, New York 10179

Ladies and Gentlemen:

          OCEAN POWER TECHNOLOGIES, INC. (the "Company") proposes to issue and sell to the underwriters named in Schedule A annexed hereto (the "Underwriters"), for whom UBS Securities LLC, Banc of America Securities LLC and Bear, Stearns & Co. Inc. are acting as representatives (collectively, the "Representatives"), an aggregate of __ shares (the "Firm Shares") of common stock, $0.001 par value per share (the "Common Stock"), of the Company. In addition, solely for the purpose of covering over-allotments, the Company and each stockholder (each, a "Selling Stockholder") identified as a Selling Stockholder in Schedule C annexed hereto, propose to grant to the Underwriters the option to purchase up to __ shares of Common Stock (the "Additional Shares"), of which up to __ Additional Shares are to be issued and sold by the Company and up to __ Additional Shares are to be sold by the Selling Stockholders. The Firm Shares and the Additional Shares are hereinafter collectively sometimes referred to as the "Shares." The Shares are described in the Prospectus which is referred to below.

          On or prior to the first time of purchase (as hereinafter defined), pursuant to an Agreement and Plan of Merger dated ______, 2007, the Company will have reincorporated under the laws of the State of Delaware, as described in the Preliminary Prospectus and the Prospectus (as hereinafter defined) under the caption "Description of Capital Stock - General" (the "Reincorporation"). As used in this Agreement, references to the "Company" shall at all times prior to the consummation of the Reincorporation be deemed to be references to Ocean Power Technologies, Inc., a New Jersey corporation, and shall at all times from and after the consummation of the Reincorporation be deemed to be references to Ocean Power Technologies, Inc., a Delaware corporation.

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          The Company has prepared and filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the "Act"), with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-1 (File No. 333-138595) under the Act, including a prospectus, relating to the Shares.

          Except where the context otherwise requires, "Registration Statement," as used herein, means the registration statement, as amended at the time of such registration statement's effectiveness for purposes of Section 11 of the Act, as such section applies to the respective Underwriters (the "Effective Time"), including (i) all documents filed as a part thereof, (ii) any information contained in a prospectus filed with the Commission pursuant to Rule 424(b) under the Act, and deemed, pursuant to Rule 430A or Rule 430C under the Act, to be part of the registration statement at the Effective Time, and (iii) any registration statement filed to register the offer and sale of Shares pursuant to Rule 462(b) under the Act.

          The Company has furnished to you, for use by the Underwriters and by dealers in connection with the offering of the Shares, copies of one or more preliminary prospectuses relating to the Shares. Except where the context otherwise requires, "Preliminary Prospectus," as used herein, means each such preliminary prospectus, in the form so furnished.

          Except where the context otherwise requires, "Prospectus," as used herein, means the prospectus, relating to the Shares, filed by the Company with the Commission pursuant to Rule 424(b) under the Act on or before the second business day after the date hereof (or such earlier time as may be required under the Act), or, if no such filing is required, the final prospectus included in the Registration Statement at the time it became effective under the Act, in each case in the form furnished by the Company to you for use by the Underwriters and by dealers in connection with the offering of the Shares.

          "Permitted Free Writing Prospectuses," as used herein, means the documents listed in Schedule B annexed hereto and each "road show" (as defined in Rule 433 under the Act), if any, related to the offering of the Shares contemplated hereby that is a "written communication" (as defined in Rule 405 under the Act) (each such road show, an "Electronic Road Show"). The Underwriters have not offered or sold and will not offer or sell, without the Company's consent, any Shares by means of any "free writing prospectus" (as defined in Rule 405 under the Act) that is required to be filed by the Underwriters with the Commission pursuant to Rule 433 under the Act, other than a Permitted Free Writing Prospectus.

          "Disclosure Package," as used herein, means any Preliminary Prospectus together with any combination of one or more of the Permitted Free Writing Prospectuses, if any.

          As used in this Agreement, "business day" shall mean a day on which the New York Stock Exchange (the "NYSE") is open for trading. The terms "herein," "hereof," "hereto," "hereinafter" and similar terms, as used in this Agreement, shall in each case refer to this Agreement as a whole and not to any particular section, paragraph, sentence or other subdivision of this Agreement. The term "or," as used herein, is not exclusive.


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          The Company has prepared and filed, in accordance with Section 12 of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the "Exchange Act"), a registration statement (as amended, the "Exchange Act Registration Statement") on Form 8-A (File No. _____) under the Exchange Act to register, under Section 12(b) of the Exchange Act, the class of securities consisting of the Common Stock.

          Prior to the date of this Agreement, each Selling Stockholder has deposited such Selling Stockholder's Additional Shares under a custody agreement in a form previously approved by the Representatives (such Selling Stockholder's "Custody Agreement") with Computershare Limited, as custodian (the "Custodian"). Pursuant to a power of attorney granted by each Selling Stockholder in a form previously approved by the Representatives (such Selling Stockholder's "Power of Attorney"), George Taylor and Charles Dunleavy shall act as representatives of the Selling Stockholders. Each of the foregoing representatives (collectively, the "Representatives of the Selling Stockholders") is authorized, on behalf of each Selling Stockholder, among other things, to execute any documents necessary or desirable in connection with the sale of the Additional Shares to be sold hereunder by such Selling Stockholder, to make delivery of such Additional Shares, to receive the proceeds of the sale of such Additional Shares, to give receipts for such proceeds, to pay therefrom the expenses to be borne by such Selling Stockholder in connection with the sale and public offering of the Additional Shares, to distribute the balance of such proceeds to such Selling Stockholder, to receive notices on behalf of such Selling Stockholder, to instruct the Custodian under the Custody Agreements, and to take such other action as may be necessary or desirable in connection with the transactions contemplated by this Agreement. Anything in this Agreement to the contrary notwithstanding, the Selling Stockholders acknowledge that the Underwriters are not under any obligation to exercise their Over-Allotment Option (as defined below) or purchase any Additional Shares.

          The Company, each of the Selling Stockholders and the Underwriters agree as follows:

     1. Sale and Purchase. Upon the basis of the representations and warranties and subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the respective Underwriters, and each of the Underwriters, severally and not jointly, agrees to purchase from the Company, the respective number of Firm Shares set forth opposite the name of such Underwriter in Schedule A annexed hereto, subject to adjustment in accordance with Section 11 hereof in each case, at a purchase price of $__ per Share. The Company is advised by you that the Underwriters intend (i) to make a public offering of their respective portions of the Firm Shares as soon after the effective date of the Registration Statement as in your judgment is advisable and (ii) initially to offer the Firm Shares upon the terms set forth in the Prospectus. You may from time to time increase or decrease the public offering price after the initial public offering to such extent as you may determine.

          In addition, the Company and the Selling Stockholders, in each case severally and not jointly, hereby grant to the several Underwriters the option (the "Over-Allotment Option") to purchase, and upon the basis of the representations and warranties and subject to the terms and conditions herein set forth, the Underwriters shall have the right to purchase, severally and not


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jointly, from the Company and the Selling Stockholders, ratably in accordance with the number of Firm Shares to be purchased by each of them, all or a portion of the Additional Shares as may be necessary to cover over-allotments made in connection with the offering of the Firm Shares, at the same purchase price per share to be paid by the Underwriters to the Company for the Firm Shares. The Over-Allotment Option may be exercised by the Representatives on behalf of the several Underwriters at any time and from time to time on or before the thirtieth day following the date of the Prospectus, by written notice to the Company and the Selling Stockholders. Such notice shall set forth the aggregate number of Additional Shares as to which the Over-Allotment Option is being exercised and the date and time when the Additional Shares are to be delivered (any such date and time being herein referred to as an "additional time of purchase"); provided, however, that no additional time of purchase shall be earlier than the "time of purchase" (as defined below), nor earlier than the second business day after the date on which the Over-Allotment Option shall have been exercised, nor later than the tenth business day after the date on which the Over-Allotment Option shall have been exercised; and provided, further, that such additional time of purchase may be on the same day as the time of purchase. Upon each exercise of the Over-Allotment Option, subject to such adjustment as the Representatives may determine to avoid fractional shares, and subject to adjustment in accordance with Section 11 hereof: (a) no Additional Shares shall be purchased from the Company unless prior thereto or in connection therewith all Additional Shares offered by the Selling Stockholders as set forth in Schedule C annexed hereto have been or are being purchased (or would have been purchased but for a reason referred to in the last paragraph of Section 10), but after all such Additional Shares offered by the Selling Stockholders have been purchased (or would have been purchased but for a reason referred to in the last paragraph of Section 10), then the balance of the Additional Shares to be purchased in connection with such exercise of the Over-Allotment Option shall be purchased from the Company; (b) the number of Additional Shares to be purchased from each Selling Stockholder shall be in proportion to its respective number of Additional Shares as set forth in Schedule C annexed hereto; and (c) the number of Additional Shares to be purchased by each Underwriter, severally and not jointly, shall be the number which bears the same proportion to the aggregate number of Additional Shares to be purchased pursuant to such exercise of the Over-Allotment Option as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule A annexed hereto bears to the total number of Firm Shares.

     2. Payment and Delivery. Payment of the purchase price for the Firm Shares shall be made to the Company by Federal Funds wire transfer against delivery of the certificates for the Firm Shares to you through the facilities of The Depository Trust Company ("DTC") for the respective accounts of the Underwriters. Such payment and delivery shall be made at 10:00 A.M., New York City time, on _____, 2007 (unless another time shall be agreed to by you and the Company, or unless postponed in accordance with the provisions of Section 11 hereof). The time at which such payment and delivery are to be made is hereinafter sometimes called the "time of purchase." Electronic transfer of the Firm Shares shall be made to you at the time of purchase in such names and in such denominations as you shall specify.

          Payment of the purchase price for any Additional Shares to be sold by the Selling Stockholders shall be made to the Custodian on their behalf by Federal Funds wire transfer against delivery of the certificates for such Additional Shares to you through the facilities of DTC for the respective accounts of the Underwriters. Such payment and delivery shall be made


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at the applicable additional time of purchase in the same manner and at the same office as the payment for the Firm Shares. Electronic transfer of such Additional Shares shall be made to you at such additional time of purchase in such names and in such denominations as you shall specify.

          Payment of the purchase price for any Additional Shares to be sold by the Company shall be made to the Company at the applicable additional time of purchase in the same manner and at the same office as the payment for the Firm Shares. Electronic transfer of such Additional Shares shall be made to you at such additional time of purchase in such names and in such denominations as you shall specify.

          Deliveries of the documents described in Section 9 hereof with respect to the purchase of the Shares shall be made at the offices of Davis Polk & Wardwell at 450 Lexington Avenue, New York, New York, at 9:00 A.M., New York City time, on the date of the closing of the purchase of the Firm Shares or the Additional Shares, as the case may be.

     3. Representations and Warranties of the Company. The Company represents and warrants to and agrees with each of the Underwriters that:

          (a) the Registration Statement has been declared effective under the Act or, with respect to any registration statement to be filed to register the offer and sale of Shares pursuant to Rule 462(b) under the Act, will be filed with the Commission and become effective under the Act no later than 10:00 P.M., New York City time, on the date of determination of the public offering price for the Shares; no stop order of the Commission preventing or suspending the use of any Preliminary Prospectus or Permitted Free Writing Prospectus, or the effectiveness of the Registration Statement, has been issued, and no proceedings for such purpose have been instituted or, to the Company's knowledge, are contemplated by the Commission; the Exchange Act Registration Statement has become effective as provided in
     Section 12 of the Exchange Act;

          (b) the Registration Statement complied when it became effective, complies as of the date hereof and, as amended or supplemented, at the time of purchase, each additional time of purchase, if any, and at all times during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares, will comply, in all material respects, with the requirements of the Act; the Registration Statement did not, as of the Effective Time, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; each Preliminary Prospectus complied, at the time it was filed with the Commission, and complies as of the date hereof, in all material respects with the requirements of the Act; at no time during the period that begins on the earlier of the date of such Preliminary Prospectus and the date such Preliminary Prospectus was filed with the Commission and ends at the time of purchase did or will any Preliminary Prospectus, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and at no time during


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     such period did or will any Preliminary Prospectus, as then amended or supplemented, together with any combination of one or more of the then issued Permitted Free Writing Prospectuses, if any, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; the Prospectus will comply, as of its date, the date that it is filed with the Commission, the time of purchase, each additional time of purchase, if any, and at all times during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares, in all material respects, with the requirements of the Act (including, without limitation, Section 10(a) of the Act); at no time during the period that begins on the earlier of the date of the Prospectus and the date the Prospectus is filed with the Commission and ends at the later of the time of purchase, the latest additional time of purchase, if any, and the end of the period during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares did or will the Prospectus, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; at no time during the period that begins on the date of such Permitted Free Writing Prospectus and ends at the time of purchase did or will any Permitted Free Writing Prospectus include an untrue statement of a material fact or, together with the then-most recent Preliminary Prospectus, omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representation or warranty with respect to any statement contained in the Registration Statement, any Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus in reliance upon and in conformity with information concerning an Underwriter and furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in the Registration Statement, such Preliminary Prospectus, the Prospectus or such Permitted Free Writing Prospectus;

          (c) prior to the execution of this Agreement, the Company has not, directly or indirectly, offered or sold any Shares by means of any "prospectus" (within the meaning of the Act) or used any "prospectus" (within the meaning of the Act) in connection with the offer or sale of the Shares, in each case other than the Preliminary Prospectuses and the Permitted Free Writing Prospectuses, if any; the Company has not, directly or indirectly, prepared, used or referred to any Permitted Free Writing Prospectus except in compliance with Rules 164 and 433 under the Act; assuming that such Permitted Free Writing Prospectus is accompanied or preceded by the most recent Preliminary Prospectus that contains a price range or the Prospectus, as the case may be, and that such Permitted Free Writing Prospectus is so sent or given after the Registration Statement was filed with the Commission (and after such Permitted Free Writing Prospectus was, if required pursuant to Rule 433(d) under the Act, filed with the Commission), the sending or giving, by any Underwriter, of any Permitted Free Writing Prospectus will satisfy the provisions of Rule 164 and Rule 433 (without reliance on subsections (b), (c) and (d) of Rule 164); the Preliminary Prospectus dated _____, 2007 is a prospectus that, other than


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     by reason of Rule 433 or Rule 431 under the Act, satisfies the requirements of Section 10 of the Act, including a price range where required by rule; neither the Company nor the Underwriters are disqualified, by reason of subsection (f) or (g) of Rule 164 under the Act, from using, in connection with the offer and sale of the Shares, "free writing prospectuses" (as defined in Rule 405 under the Act) pursuant to Rules 164 and 433 under the Act; the Company is not an "ineligible issuer" (as defined in Rule 405 under the Act) as of the eligibility determination date for purposes of Rules 164 and 433 under the Act with respect to the offering of the Shares contemplated by the Registration Statement; the parties hereto agree and understand that the content of any and all "road shows" (as defined in Rule 433 under the Act) related to the offering of the Shares contemplated hereby is solely the property of the Company; the Company has caused there to be made available at least one version of a "bona fide electronic road show" (as defined in Rule 433 under the Act) in a manner that, pursuant to Rule 433(d)(8)(ii) under the Act, causes the Company not to be required, pursuant to Rule 433(d) under the Act, to file, with the Commission, any Electronic Road Show;

          (d) as of the date of this Agreement, the Company has an authorized and outstanding capitalization as set forth in the sections of the Registration Statement, the Preliminary Prospectuses and the Prospectus entitled "Capitalization" and "Description of Capital Stock" (and any similar sections or information, if any, contained in any Permitted Free Writing Prospectus), and, as of the time of purchase and any additional time of purchase, as the case may be, the Company shall have an authorized and outstanding capitalization as set forth in the sections of the Registration Statement, the Preliminary Prospectuses and the Prospectus entitled "Capitalization" and "Description of Capital Stock" (and any similar sections or information, if any, contained in any Permitted Free Writing Prospectus) (subject, in each case, to the issuance of shares of Common Stock upon exercise of stock options and warrants disclosed as outstanding in the Registration Statement (excluding the exhibits thereto), each Preliminary Prospectus and the Prospectus and the grant of options under existing stock option plans described in the Registration Statement (excluding the exhibits thereto), each Preliminary Prospectus and the Prospectus); all of the issued and outstanding shares of capital stock, including the Common Stock, of the Company have been duly authorized and validly issued and are fully paid and non-assessable, have been issued in compliance with all applicable securities laws and were not issued in violation of any preemptive right, resale right, right of first refusal or similar right (including any such right arising pursuant to any agreement with Evolution Beeson Gregory Limited or any other agreement, obligation or undertaking made by or on behalf of the Company in connection with the admission of the Common Stock to trading on AIM, a market operated by the London Stock Exchange (the "AIM")); no further approval or authority of the stockholders or the board of directors of the Company are required for the issuance and sale of the Shares; prior to the time of purchase, the Company has duly effected and completed the Reincorporation in the manner described in the Registration Statement (excluding the exhibits thereto), each Preliminary Prospectus and the Prospectus; and the Certificate of Incorporation of the Company and Bylaws of the Company, each in the form filed as an exhibit to the Registration Statement, have been heretofore duly authorized and approved in accordance with the Delaware General Corporation Law and shall become effective and in full force


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     and effect at or before the time of purchase; the Shares are duly listed, and admitted and authorized for trading, subject to official notice of issuance and evidence of satisfactory distribution, on The Nasdaq Global Market (the "NASDAQ");

          (e) prior to the Reincorporation, the Company has been or was, as applicable, duly incorporated and is or was, as applicable, validly existing as a corporation in good standing under the New Jersey Business Corporation Act, with full corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement, each Preliminary Prospectus, the Prospectus and each Permitted Free Writing Prospectus, if any, to execute and deliver this Agreement and to issue, sell and deliver the Shares pursuant hereto as contemplated herein; and from and after the Reincorporation, the Company has or will have been, as applicable, duly incorporated and is or will be, as applicable, validly existing as a corporation in good standing under the General Corporation Law of the State of Delaware, with full corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement, each Preliminary Prospectus, the Prospectus and each Permitted Free Writing Prospectus, if any, to execute and deliver this Agreement and to issue, sell and deliver the Shares pursuant hereto as contemplated herein;

          (f) the Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, either
     (i) have a material adverse effect on the business, properties, financial condition, results of operations, cash flows, management or prospects of the Company and the Subsidiaries (as defined below) taken as a whole, (ii) prevent or materially interfere with consummation of the transactions contemplated hereby or result in any liability for any Underwriter or (iii) prevent the shares of Common Stock from being accepted for listing on, or result in the delisting of shares of Common Stock from the NASDAQ or AIM (the occurrence of any such effect or any such prevention or interference or any such result described in the foregoing clauses (i), (ii) and (iii) being herein referred to as a "Material Adverse Effect");

          (g) the Company has no subsidiaries (as defined under the Act) other than those identified in Exhibit 21.1 to the Registration Statement (collectively, the "Subsidiaries"); except as described in the Registration Statement, each Preliminary Prospectus and the Prospectus, the Company owns all of the issued and outstanding capital stock or other equity interests of each of the Subsidiaries; other than the capital stock or other equity interests of the Subsidiaries and except as described in the Registration Statement, each Preliminary Prospectus and the Prospectus, the Company does not own, directly or indirectly, any shares of stock or any other equity interests or long-term debt securities of any corporation, firm, partnership, joint venture, association or other entity; complete and correct copies of the organizational documents and the bylaws of the Company and each Subsidiary and all amendments thereto have been delivered to you, and, except as set forth in the exhibits to the Registration Statement, no changes therein will be made on or after the date hereof through and including the time of


                                       -8-

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     purchase or, if later, any additional time of purchase; each Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, each Preliminary Prospectus, the Prospectus and each Permitted Free Writing Prospectus, if any; each Subsidiary is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a Material Adverse Effect; all of the outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable, have been issued in compliance with all applicable securities laws, were not issued in violation of any preemptive right, resale right, right of first refusal or similar right and, except as described in the Registration Statement, each Preliminary Prospectus and the Prospectus, are owned by the Company subject to no security interest, other encumbrance or adverse claims; no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into shares of capital stock or ownership interests in the Subsidiaries are outstanding; the Company has no "significant subsidiary," as that term is defined in Rule 1-02(w) of Regulation S-X under the Act;

          (h) the Shares to be sold by the Company pursuant hereto have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and non-assessable and free of statutory and contractual preemptive rights, resale rights, rights of first refusal and similar rights (including any such right arising pursuant to any agreement with Evolution Beeson Gregory Limited or any other agreement, obligation or undertaking made by or on behalf of the Company in connection with the admission of the Common Stock to trading on AIM); the Shares to be sold by the Company pursuant hereto, when issued and delivered against payment therefor as provided herein, will be free of any restriction upon the voting or transfer thereof pursuant to the Company's charter or bylaws or any agreement or other instrument to which the Company is a party; the Additional Shares to be sold by the Selling Stockholders pursuant hereto have been duly and validly authorized and issued and are and, after they are delivered against payment therefor as provided herein, will be fully paid, non-assessable and free of statutory and contractual preemptive rights, resale rights, rights of first refusal and similar rights (including any such right arising pursuant to any agreement with Evolution Beeson Gregory Limited or any other agreement, obligation or undertaking made by or on behalf of the Company in connection with the admission of the Common Stock to trading on AIM); the Additional Shares to be sold by the Selling Stockholders pursuant hereto are and, after they are delivered against payment therefor as provided herein, will be free of any restriction upon the voting or transfer thereof pursuant to the Company's charter or bylaws or any agreement or other instrument to which the Company is a party;

          (i) the capital stock of the Company, including the Shares, conforms in all material respects to the description thereof, if any, contained in the Registration


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     Statement, each Preliminary Prospectus, the Prospectus and each Permitted
     Free Writing Prospectus, if any; and the certificates for the Shares are in due and proper form;

          (j) this Agreement has been duly authorized, executed and delivered by the Company;

          (k) neither the Company nor any of the Subsidiaries is in breach or violation of or in default under (nor has any event occurred which, with notice, lapse of time or both, would result in any breach or violation of, constitute a default under or give the holder of any indebtedness (or a person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (A) its respective charter or bylaws, or (B) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which it is a party or by which it or any of its properties may be bound or affected, or (C) any federal, state, local or foreign law, regulation or rule, or (D) any rule or regulation of any regulatory organization having jurisdiction over the Company or its assets (including, without limitation, the rules and regulations of the NASDAQ or AIM), or (E) any decree, judgment or order applicable to it or any of its properties, except, with respect to clauses (B), (C), (D) or (E), where such breach, violation or default would not, individually or in the aggregate, have a Material Adverse Effect;

          (l) the execution, delivery and performance of this Agreement, the issuance and sale of the Shares to be sold by the Company pursuant hereto, the sale of the Additional Shares to be sold by the Selling Stockholders pursuant hereto and the consummation of the transactions contemplated hereby will not conflict with, result in any breach or violation of or constitute a default under (nor constitute any event which, with notice, lapse of time or both, would result in any breach or violation of, constitute a default under or give the holder of any indebtedness (or a person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (or result in the creation or imposition of a lien, charge or encumbrance on any property or assets of the Company or any Subsidiary pursuant to) (A) the charter or bylaws of the Company or any of the Subsidiaries, or (B) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound or affected, or (C) any federal, state, local or foreign law, regulation or rule, or (D) any rule or regulation of any regulatory organization having jurisdiction over the Company or its assets (including, without limitation, the rules and regulations of the NASDAQ or AIM), except where such conflict, breach, violation or default would not, individually or in the aggregate, have a Material Adverse Effect, or (E) any decree, judgment or order applicable to the Company or any of the Subsidiaries or any of their respective properties;

          (m) no approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or of or with any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the NASDAQ and AIM), is required in connection with the issuance and sale of the Shares to be sold by the Company pursuant hereto, the sale of the Additional Shares to be sold by the Selling Stockholders pursuant hereto or the consummation of the transactions contemplated hereby, other than (i) approval of the stockholders of the Company, which has been obtained, (ii) registration of the Shares under the Act, which has been effected (or, with respect to any registration statement to be filed hereunder pursuant to Rule 462(b) under the Act, will be effected in accordance herewith), (iii) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters, (iv) under the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD") or (v) admission of the Shares to trading on AIM, which admission need not occur prior to or simultaneously with the issuance and sale of the Shares;

          (n) except as described in the Registration Statement (excluding the exhibits thereto), each Preliminary Prospectus and the Prospectus, (i) no person has the right, contractual or otherwise, to cause the Company to issue or sell to it any shares of Common Stock or shares of any other capital stock or other equity interests of the Company, (ii) no person has any preemptive rights, resale rights, rights of first refusal or other rights to purchase any shares of Common Stock or shares of any other capital stock of or other equity interests in the Company (including any such right arising pursuant to any agreement with Evolution Beeson Gregory Limited or any other agreement, obligation or undertaking made by or on behalf of the Company in connection with the admission of the Common Stock to trading on AIM) and (iii) no person has the right to act as an underwriter or as a financial advisor to the Company in connection with the offer and sale of the Shares, in the case of the foregoing clauses (i),
     (ii) and (iii), whether as a result of the filing or effectiveness of the Registration Statement or the sale of the Shares as contemplated thereby or otherwise; no person has the right, contractual or otherwise, to cause the Company to register under the Act any shares of Common Stock or shares of any other capital stock of or other equity interests in the Company, or to include any such shares or interests in the Registration Statement or the offering contemplated thereby;

          (o) each of the Company and the Subsidiaries has all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any federal, state, local or foreign law, regulation or rule, and has obtained all necessary licenses, authorizations, consents and approvals from other persons, in order to conduct their respective businesses; neither the Company nor any of the Subsidiaries is in violation of, or in default under, or has received notice of any proceedings relating to revocation or modification of, any such license, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company or any of the Subsidiaries, except where such violation, default, revocation or modification would not, individually or in the aggregate, have a Material Adverse Effect;

          (p) there are no actions, suits, claims, investigations or proceedings pending or, to the Company's knowledge, threatened or contemplated to which the Company or any of the Subsidiaries or any of their respective directors or officers is or would be a party or of which any of their respective properties is or would be subject at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or before or by any other non-governmental regulatory authority having jurisdiction over the Company or its assets (including, without limitation, the NASDAQ and AIM), except any such action, suit, claim, investigation or proceeding which, if resolved adversely to the Company or any Subsidiary, would not, individually or in the aggregate, have a Material Adverse Effect;

          (q) KPMG LLP, whose report on the consolidated financial statements of the Company and the Subsidiaries as of April 30, 2006 and April 30, 2005 and for the years then ended is included in the Registration Statement, the Preliminary Prospectuses and the Prospectus, is an independent registered public accounting firm as required by the Act and by the rules of the Public Company Accounting Oversight Board; and Deloitte & Touche LLP, whose report on the consolidated financial statements of the Company and the Subsidiaries as of April 30, 2004 and for the year then ended is included in the Registration Statement, the Preliminary Prospectuses and the Prospectus, is an independent registered public accounting firm as required by the Act and by the rules of the Public Company Accounting Oversight Board;

          (r) the financial statements included in the Registration Statement, each Preliminary Prospectus, the Prospectus and each Permitted Free Writing Prospectus, if any, together with the related notes and schedules, present fairly the consolidated financial position of the Company and the Subsidiaries as of the dates indicated and the consolidated results of operations, cash flows and changes in stockholders' equity of the Company for the periods specified and have been prepared in compliance with the requirements of the Act and Exchange Act and in conformity with U.S. generally accepted accounting principles applied on a consistent basis during the periods involved; [all pro forma financial statements or data included in the Registration Statement, each Preliminary Prospectus, the Prospectus and each Permitted Free Writing Prospectus, if any, comply with the requirements of the Act and the Exchange Act, and the assumptions used in the preparation of such pro forma financial statements and data are reasonable, the pro forma adjustments used therein are appropriate to give effect to the transactions or circumstances described therein and the pro forma adjustments have been properly applied to the historical amounts in the compilation of those statements and data;](1) the other financial and statistical data relating to the Company contained in the Registration Statement, each Preliminary Prospectus, the Prospectus and each Permitted Free Writing Prospectus, if any, are accurately and fairly presented and prepared on a basis consistent with the financial statements and books and records of the Company; there are no financial statements (historical or pro forma) that are required to be included in the Registration Statement, any Preliminary Prospectus or the Prospectus that are not included as required; the Company and the Subsidiaries do not have any material

----------
(1)  To be deleted if no pro formas are included.

     liabilities or obligations, direct or contingent (including any off-balance sheet obligations), not described in the Registration Statement (excluding the exhibits thereto), each Preliminary Prospectus and the Prospectus; and all disclosures contained in the Registration Statement, each Preliminary Prospectus, the Prospectus and each Permitted Free Writing Prospectus, if any, regarding "non-GAAP financial measures" (as such term is defined by the rules and regulations of the Commission) comply with Regulation G of the Exchange Act and Item 10 of Regulation S-K under the Act, to the extent applicable;

          (s) subsequent to the respective dates as of which information is given in the Registration Statement, each Preliminary Prospectus, the Prospectus and each Permitted Free Writing Prospectus, if any, in each case excluding any amendments or supplements to the foregoing made after the execution of this Agreement, there has not been (i) any material adverse change, or any development involving a prospective material adverse change, in the business, properties, financial condition, results of operations, cash flows, management or prospects of the Company and the Subsidiaries taken as a whole, (ii) any transaction which is material to the Company and the Subsidiaries taken as a whole, (iii) any obligation or liability, direct or contingent (including any off-balance sheet obligations), incurred by the Company or any Subsidiary, which is material to the Company and the Subsidiaries taken as a whole, (iv) any change in the capital stock or outstanding indebtedness of the Company or any Subsidiaries or (v) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or any Subsidiary;

          (t) the Company has obtained for the benefit of the Underwriters the agreement (a "Lock-Up Agreement"), in the form set forth as Exhibit A hereto, of each of its directors and "officers" (within the meaning of Rule 16a-1(f) under the Exchange Act), each Selling Stockholder and each other person identified on Exhibit A-1 attached hereto;

          (u) neither the Company nor any Subsidiary is, and at no time during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares will either of them be, and, solely after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Registration Statement, each Preliminary Prospectus and the Prospectus, neither of them will be, an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

          (v) the Company and each of the Subsidiaries have good and marketable title to all property (real and personal) described in the Registration Statement, each Preliminary Prospectus, the Prospectus and each Permitted Free Writing Prospectus, if any, as being owned by any of them, free and clear of all liens, claims, security interests or other encumbrances; all the property described in the Registration Statement, each Preliminary Prospectus, the Prospectus and each Permitted Free Writing Prospectus, if any, as being held under lease by the Company or a Subsidiary is held thereby under valid, subsisting and enforceable leases;

          (w) the Company and the Subsidiaries own, or have obtained valid and enforceable licenses for, or other rights to use, the inventions, patent applications, patents, trademarks (both registered and unregistered), tradenames, service names, copyrights, trade secrets and other proprietary information described in the Registration Statement, each Preliminary Prospectus, the Prospectus and each Permitted Free Writing Prospectus, if any, as being owned or licensed by them or which are necessary for the conduct of their respective businesses (including the commercialization of products or services described in the Registration Statement, each Preliminary Prospectus, the Prospectus and each Permitted Free Writing Prospectus, if any, as under development), except where the failure to own, license or have such rights would not, individually or in the aggregate, have a Material Adverse Effect (collectively, "Intellectual Property"); (i) there are no third parties who have or, to the Company's knowledge, will be able to establish rights to any Intellectual Property, except for the ownership rights of the owners of the Intellectual Property which the Registration Statement (excluding the exhibits thereto), each Preliminary Prospectus and the Prospectus disclose is licensed to the Company; (ii) there is no infringement by third parties of any Intellectual Property;
     (iii) there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others challenging the Company's rights in or to any Intellectual Property, and the Company is unaware of any facts which could form a reasonable basis for any such action, suit, proceeding or claim; (iv) there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others challenging the validity, enforceability or scope of any Intellectual Property, and the Company is unaware of any facts which could form a reasonable basis for any such action, suit, proceeding or claim; (v) there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others that the Company or any Subsidiary infringes or otherwise violates, or would, upon the commercialization of any product or service described in the Registration Statement, each Preliminary Prospectus, the Prospectus and each Permitted Free Writing Prospectus, if any, as under development, infringe or violate, any patent, trademark, tradename, service name, copyright, trade secret or other proprietary rights of others, and the Company is unaware of any facts which could form a reasonable basis for any such action, suit, proceeding or claim; (vi) the Company and the Subsidiaries have complied with the terms of each agreement pursuant to which Intellectual Property has been licensed to the Company or any Subsidiary, and, to the Company's knowledge, all such agreements are in full force and effect; (vii) to the Company's knowledge, there is no patent or patent application that contains claims that interfere with the issued or pending claims of any of the Intellectual Property or that adversely affects the validity, enforceability or scope of any of the Intellectual Property; and (viii) to the Company's knowledge, there is no prior art that may render any patent application within the Intellectual Property unpatentable that has not been disclosed to the U.S. Patent and Trademark Office;

          (x) neither the Company nor any of the Subsidiaries is engaged in any unfair labor practice; except for matters which would not, individually or in the aggregate, have a Material Adverse Effect, (i) there is (A) no unfair labor practice complaint pending or, to the Company's knowledge, threatened against the Company or any of the Subsidiaries before the National Labor Relations Board, and no grievance or arbitration proceeding arising out of or under collective bargaining agreements is pending or, to the Company's knowledge, threatened, (B) no strike, labor dispute, slowdown or stoppage pending or, to the Company's knowledge, threatened against the Company or any of the Subsidiaries and (C) no union representation dispute currently existing concerning the employees of the Company or any of the Subsidiaries, (ii) to the Company's knowledge, no union organizing activities are currently taking place concerning the employees of the Company or any of the Subsidiaries and (iii) there has been no violation of any federal, state, local or foreign law relating to discrimination in the hiring, promotion or pay of employees, any applicable wage or hour laws or any provision of the Employee Retirement Income Security Act of 1974 ("ERISA") or the rules and regulations promulgated thereunder concerning the employees of the Company or any of the Subsidiaries;

          (y) the Company and the Subsidiaries and their respective properties, assets and operations are in compliance with, and the Company and the Subsidiaries hold all permits, authorizations and approvals required under, Environmental Laws (as defined below), except to the extent that failure to so comply or to hold such permits, authorizations or approvals would not, individually or in the aggregate, have a Material Adverse Effect; there are no past, present or, to the Company's knowledge, reasonably anticipated future events, conditions, circumstances, activities, practices, actions, omissions or plans that could reasonably be expected to give rise to any material costs or liabilities to the Company or any Subsidiary under, or to interfere with or prevent compliance by the Company or any Subsidiary with, Environmental Laws; except as would not, individually or in the aggregate, have a Material Adverse Effect, neither the Company nor any of the Subsidiaries (i) is the subject of any investigation, (ii) has received any notice or claim, (iii) is a party to or affected by any pending or, to the Company's knowledge, threatened action, suit or proceeding, (iv) is bound by any judgment, decree or order or (v) has entered into any agreement, in each case relating to any alleged violation of any Environmental Law or any actual or alleged release or threatened release or cleanup at any location of any Hazardous Materials (as defined below) (as used herein, "Environmental Law" means any federal, state, local or foreign law, statute, ordinance, rule, regulation, order, decree, judgment, injunction, permit, license, authorization or other binding requirement, or common law, relating to health, safety or the protection, cleanup or restoration of the environment or natural resources, including those relating to the distribution, processing, generation, treatment, storage, disposal, transportation, other handling or release or threatened release of Hazardous Materials, and "Hazardous Materials" means any material (including, without limitation, pollutants, contaminants, hazardous or toxic substances or wastes) that is regulated by or may give rise to liability under any Environmental Law);

          (z) in the ordinary course of its business, the Company evaluates the effect of the Environmental Laws on the Company's and its subsidiaries' businesses, operations and properties and the associated costs and liabilities (including, without limitation, any capital or operating expenditures required for cleanup, closure of properties or compliance with the Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties);

          (aa) all tax returns required to be filed by the Company or any of the Subsidiaries have been timely filed (within the time extensions permitted by the relevant tax authorities), and all taxes and other assessments of a similar nature (whether imposed directly or through withholding) including any interest, additions to tax or penalties applicable thereto due or claimed to be due from such entities have been timely paid, other than those being contested in good faith and for which adequate reserves have been provided and except where the failure to file such returns or to pay such taxes would not, individually or in the aggregate, have a Material Adverse Effect;

          (bb) the Company maintains insurance covering its properties, operations, personnel and businesses as the Company reasonably deems adequate; such insurance insures against such losses and risks to an extent which is adequate in accordance with customary industry practice to protect the Company and the Subsidiaries and their respective businesses; all such insurance is fully in force on the date hereof and will be fully in force at the time of purchase and each additional time of purchase, if any; neither the Company nor any Subsidiary has reason to believe that it will not be able to renew any such insurance as and when such insurance expires;

          (cc) neither the Company nor any Subsidiary has sent or received any communication regarding termination of, or intent not to renew, any of the contracts or agreements filed or required to be filed as an exhibit to the Registration Statement, and no such termination or non-renewal has been threatened by the Company or any Subsidiary or, to the Company's knowledge, any other party to any such contract or agreement;

          (dd) the Company and each of the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets;
     (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

          (ee) the Company has established and maintains and evaluates "disclosure controls and procedures" (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act) and "internal control over financial reporting" (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company's Chief Executive Officer and its Chief Financial Officer by others within those entities, and such disclosure controls and procedures are effective to perform the functions for which they were established; the Company's independent auditors and the Audit Committee of the Board of Directors of the Company have been advised of: (i) all significant deficiencies, if any, in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize and report financial data; and (ii) all fraud, if any, whether or not material, that involves management or other employees who have a role in the Company's internal controls; no material weaknesses in internal controls in any of the periods covered by the audited financial statements included in the Registration Statement, any Preliminary Prospectus or the Prospectus have been identified to the Company's independent auditors; except as disclosed in the Registration Statement, each Preliminary Prospectus and the Prospectus, since the third anniversary preceding the date of the Company's most recent audited balance sheet, there has been no material weaknesses in the Company's internal control over financial reporting (whether or not remediated) and no occurrences of fraud, whether or not material, that involve management or other employees who have a role in the Company's internal controls; since the date of the most recent evaluation of such disclosure controls and procedures and internal controls, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses; and the Company has taken all necessary actions to ensure that, upon and at all times after the filing of the Registration Statement, the Company and the Subsidiaries and their respective officers and directors, in their capacities as such, will be in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act") and the rules and regulations promulgated thereunder;

          (ff) each "forward-looking statement" (within the meaning of Section 27A of the Act or Section 21E of the Exchange Act) contained in the Registration Statement, each Preliminary Prospectus, the Prospectus and each Permitted Free Writing Prospectus, if any, has been made or reaffirmed with a reasonable basis and in good faith;

          (gg) all statistical or market-related data included in the Registration Statement, each Preliminary Prospectus, the Prospectus and each Permitted Free Writing Prospectus, if any, are based on or derived from sources that the Company reasonably believes to be reliable and accurate, and the Company has obtained the written consent to the use of such data from such sources to the extent required;

          (hh) neither the Company nor any of the Subsidiaries nor, to the Company's knowledge, any employee or agent of the Company or any Subsidiary has made any payment of funds of the Company or any Subsidiary or received or retained any funds in violation of (or which, if the Company were subject to the reporting obligations of the Exchange Act, would be a violation of) the Foreign Corrupt Practices Act of 1977;

          (ii) to the knowledge of the Company, the operations of the Company and the Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the "Money Laundering Laws"); and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator or non-governmental authority involving the Company or any of the Subsidiaries with respect to the Money Laundering Laws is pending or, to the Company's knowledge, threatened;

          (jj) no Subsidiary is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiary's capital stock, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary's property or assets to the Company or any other Subsidiary of the Company, except as disclosed in the Registration Statement (excluding the exhibits thereto), each Preliminary Prospectus and the Prospectus;

          (kk) the issuance and sale of the Shares to be sold by the Company and the sale of the Additional Shares to be sold by the Selling Stockholders as contemplated hereby will not cause any holder of any shares of capital stock, securities convertible into or exchangeable or exercisable for capital stock or options, warrants or other rights to purchase capital stock or any other securities of the Company (including any such right arising pursuant to any agreement with Evolution Beeson Gregory Limited or any other agreement, obligation or undertaking made by or on behalf of the Company in connection with the admission of the Common Stock to trading on
     AIM) to have any right to acquire any shares of capital stock of the Company;

          (ll) except pursuant to this Agreement, neither the Company nor any of the Subsidiaries has incurred any liability for any finder's or broker's fee or agent's commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby or by the Registration Statement;

          (mm) neither the Company nor any of the Subsidiaries nor any of their respective directors, officers, affiliates or controlling persons has taken, directly or indirectly, any action designed, or which has constituted or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

          (nn) to the Company's knowledge, there are no affiliations or associations between (i) any member of the NASD and (ii) the Company or any of the Company's officers, directors or 5% or greater security holders, or any beneficial owner of the Company's unregistered equity securities that were acquired at any time on or after the 180th day immediately preceding the date the Registration Statement was initially filed with the Commission, except as disclosed in the Registration Statement (excluding the exhibits thereto), the Preliminary Prospectuses and the Prospectus; and

          (oo) the Reincorporation of the Company from a corporation organized under the laws of the State of New Jersey to a corporation organized under the laws of the State of Delaware as described in the Registration Statement, each Preliminary Prospectus, the Prospectus and each Permitted Free Writing Prospectus, if any, has been duly authorized by the Company and its stockholders and will be effective at or prior to the time of purchase; except as described in the Registration Statement, each Preliminary Prospectus, the Prospectus and each Permitted Free Writing Prospectus, the Reincorporation will have no adverse effect on the business, properties, financial condition, results of operations, cash flows, management or prospects of the Company and the Subsidiaries taken as a whole; all consents, approvals, authorizations and orders necessary for the Reincorporation have been obtained, except for such consents, approvals, authorizations and orders that, if not obtained, would not, individually or in the aggregate, have a Material Adverse Effect; and no stockholder of the Company has any appraisal rights, dissenters' rights, repurchase rights, redemption rights or similar rights in connection with the Reincorporation.

          In addition, any certificate signed by any officer of the Company or any of the Subsidiaries and delivered to the Underwriters or counsel for the Underwriters in connection with the offering of the Shares shall be deemed to be a representation and warranty by the Company, as to matters covered thereby, to each Underwriter.

          4. Representations and Warranties of the Selling Stockholders. Each Selling Stockholder represents and warrants to each of the Underwriters that:

          (a) the Registration Statement complied when it became effective, complies as of the date hereof and, as amended or supplemented, at the time of purchase, each additional time of purchase, if any, and at all times during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares, will comply, in all material respects, with the requirements of the Act; the Registration Statement did not, as of the Effective Time, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; each Preliminary Prospectus complied, at the time it was filed with the Commission, and complies as of the date hereof, in all material respects with the requirements of the Act; at no time during the period that begins on the earlier of the date of such Preliminary Prospectus and the date such Preliminary Prospectus was filed with the Commission and ends at the time of purchase did or will any Preliminary Prospectus, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and at no time during such period did or will any Preliminary Prospectus, as then amended or supplemented, together with any combination of one or more of the then issued Permitted Free Writing Prospectuses, if any, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; the Prospectus will comply, as of its date, the date that it is filed with the Commission, the time of purchase, each additional time of purchase, if any, and at all times during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares, in all material respects, with the requirements of the Act (including, without limitation, Section 10(a) of the Act); at no time during the period that begins on the earlier of the date of the Prospectus and the date the Prospectus is filed with the Commission and ends at the later of the time of purchase, the latest additional time of purchase, if any, and the end of the period during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares did or will the Prospectus, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; at no time during the period that begins on the date of such Permitted Free Writing Prospectus and ends at the time of purchase did or will any Permitted Free Writing Prospectus include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that such Selling Stockholder makes no representation or warranty in this paragraph 4(a) with respect to any statement contained in the Registration Statement, any Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus in reliance upon and in conformity with information concerning an Underwriter and furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in the Registration Statement, such Preliminary Prospectus, the Prospectus or such Permitted Free Writing Prospectus; and provided, further, that as to the Selling Stockholder identified on Schedule C annexed hereto as the Non-Management Stockholder, the representation and warranty contained in this paragraph 4(a) shall be limited to information, statements or omissions relating to such Non-Management Stockholder.

          (b) such Selling Stockholder has not, prior to the execution of this Agreement, offered or sold any Shares by means of any "prospectus" (within the meaning of the Act), or used any "prospectus" (within the meaning of the Act) in connection with the offer or sale of the Shares, in each case other than the then most recent Preliminary Prospectus;

          (c) neither the execution, delivery and performance of this Agreement or the Custody Agreement or Power of Attorney to which such Selling Stockholder is a party nor the sale by such Selling Stockholder of the Additional Shares to be sold by such Selling Stockholder pursuant to this Agreement nor the consummation of the transactions contemplated hereby or thereby will conflict with, result in any breach or violation of or constitute a default under (or constitute any event which with notice, lapse of time or both would result in any breach or violation of or constitute a default under) (i) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder or any of its properties may be bound or affected, (ii) any federal, state, local or foreign law, regulation or rule, (iii) or any rule or regulation of any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the rules and regulations of the NASDAQ), or (iv) any decree, judgment or order applicable to such Selling Stockholder or any of its properties;

          (d) no approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or of or with any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the NASDAQ and AIM), is required in connection with the sale of the Additional Shares to be sold by such Selling Stockholder pursuant to this Agreement or the consummation by such Selling Stockholder of the transactions contemplated hereby or by the Custody Agreement or Power of Attorney to which such Selling Stockholder is a party other than (i) registration of the Shares under the Act, which has been effected (or, with respect to any registration statement to be filed hereunder pursuant to Rule 462(b) under the Act, will be effected in accordance herewith), (ii) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters,
     (iii) under the Conduct Rules of the NASD or (iv) admission of the Shares to trading on AIM, which admission need not occur prior to or simultaneously with the issuance and sale of the Shares;

          (e) neither such Selling Stockholder nor any of its affiliates has taken, directly or indirectly, any action designed to, or which has constituted or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

          (f) there are no affiliations or associations between any member of the NASD and such Selling Stockholder, except as disclosed in the Registration Statement (excluding the exhibits thereto), each Preliminary Prospectus and the Prospectus; none of the proceeds received by such Selling Stockholder from the sale of the Additional Shares to be sold by such Selling Stockholder pursuant to this Agreement will be paid to a member of the NASD or any affiliate of (or person "associated with," as such terms are used in the Rules of the NASD) such member;

          (g) such Selling Stockholder now is and, at the time of delivery of such Additional Shares (at each additional time of purchase), will be the lawful owner of the number of Additional Shares to be sold by such Selling Stockholder pursuant to this Agreement and has and, at the time of delivery of such Additional Shares, will have valid and marketable title to such Additional Shares, and upon delivery of and payment for such Additional Shares (at each additional time of purchase), the Underwriters will acquire valid and marketable title to such Additional Shares free and clear of any claim, lien, encumbrance, security interest, community property right, restriction on transfer or other defect in title;

          (h) such Selling Stockholder has and, at the time of delivery of the Additional Shares to be sold by such Selling Stockholder pursuant to this Agreement (at each additional time of purchase), will have full legal right, power and capacity, and all authorizations and approvals required by law (other than those imposed by the Act and state securities or blue sky laws), to (i) enter into this Agreement and a Custody Agreement and to execute a Power of Attorney, (ii) sell, assign, transfer and deliver the Additional Shares to be sold by such Selling Stockholder pursuant to this Agreement in the manner provided in this Agreement and (iii) make the representations, warranties and agreements made by such Selling Stockholder herein;

          (i) this Agreement, the Custody Agreement and the Power of Attorney to which such Selling Stockholder is a party have each been duly executed and delivered by (or, in the case of this Agreement, on behalf of) such Selling Stockholder, and each is a legal, valid and binding agreement of such Selling Stockholder enforceable in accordance with its terms;

          (j) such Selling Stockholder has duly and irrevocably authorized each of the Representatives of the Selling Stockholders (whether acting alone or together), on behalf of such Selling Stockholder, to execute and deliver this Agreement and any other documents necessary or desirable in connection with the transactions contemplated hereby or thereby and to deliver the Additional Shares to be sold by such Selling Stockholder pursuant to this Agreement and receive payment therefor pursuant hereto;

          (k) the sale of the Additional Shares to be sold by such Selling Stockholder pursuant to this Agreement is not prompted by any information concerning the Company or any Subsidiary which is not set forth in the Registration Statement (excluding the exhibits thereto), each Preliminary Prospectus and the Prospectus;

          (l) at each additional time of purchase, all stock transfer or other taxes (other than income taxes), if any, that are required to be paid in connection with the sale and transfer of the Additional Shares to be sold by such Selling Stockholder to the several Underwriters hereunder will be fully paid or provided for by such Selling Stockholder, and all laws imposing such taxes will be fully complied with;

          (m) pursuant to the Custody Agreement to which such Selling Stockholder is a party, certificates in negotiable form for the Additional Shares to be sold by such Selling Stockholder pursuant to this Agreement have been placed in custody for the purpose of making delivery of such Additional Shares in accordance with this Agreement; such Selling Stockholder agrees that (i) such Additional Shares represented by such certificates are for the benefit of, and coupled with and subject to the interest of, the Custodian, the Representatives of the Selling Stockholders, the Underwriters and the Company, (ii) the arrangements made by such Selling Stockholder for custody and for the appointment of the Custodian and the Representatives of the Selling Stockholders by such Selling Stockholder are irrevocable, and (iii) the obligations of such Selling Stockholder hereunder shall not be terminated by operation of law, whether by the death, disability or incapacity of such Selling Stockholder (or, if such Selling Stockholder is not an individual, the liquidation, dissolution, merger or consolidation of such Selling Stockholder) or the occurrence of any other event (each, an "Event"); if an Event occurs before the delivery of the Additional Shares hereunder, certificates for the Additional Shares shall be delivered by the Custodian in accordance with the terms and conditions of the Power of Attorney to which such Selling Stockholder is a party, the Custody Agreement to which such Selling Stockholder is a party and this Agreement, and actions taken by the Custodian and the Representatives of the Selling Stockholders pursuant to such Power or Attorney or such Custody Agreement shall be as valid as if such Event had not occurred, regardless of whether or not the Custodian or the Representatives of the Selling Stockholders, or either of them, shall have received notice thereof;

          (n) such Selling Stockholder does not have any registration or other similar rights to have any equity or debt securities of the Company registered for sale by the Company under the Registration Statement or included in the offering of the Shares, except for such rights as have been waived or which are described in the Registration Statement, each Preliminary Prospectus and the Prospectus (and which have been complied with); and

          (o) such Selling Stockholder does not have, or has waived prior to the date hereof, any preemptive right, co-sale right or right of first refusal or other similar right to purchase any of the Shares that are to be sold by the Company or any other Selling Stockholder to the Underwriters pursuant to this Agreement; and such Selling Stockholder does not own any warrants, options or similar rights to acquire, and does not have any right or arrangement to acquire, any capital stock, right, warrants, options or other securities from the Company, other than those described in the Registration Statement, each Preliminary Prospectus and the Prospectus.

          In addition, any certificate signed by any Selling Stockholder or by any Representative of the Selling Stockholders and delivered to the Underwriters or counsel for the Underwriters in connection with the offering of the Shares shall be deemed to be a representation and warranty by such Selling Stockholder, as to matters covered thereby, to each Underwriter.

     5. Certain Covenants of the Company. The Company hereby agrees:

          (a) to furnish such information as may be required and otherwise to cooperate in qualifying the Shares for offering and sale under the securities or blue sky laws of such states or other jurisdictions as you may designate and to maintain such qualifications in effect so long as you may request for the distribution of the Shares; provided, however, that the Company shall not be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such jurisdiction (except service of process with respect to the offering and sale of the Shares); and to promptly advise you of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for offer or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

          (b) to make available to the Underwriters in New York City, as soon as practicable after this Agreement becomes effective, and thereafter from time to time to furnish to the Underwriters, as many copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) as the Underwriters may request for the purposes contemplated by the Act; in case any Underwriter is required to deliver (whether physically or through compliance with Rule 172 under the Act or any similar rule), in connection with the sale of the Shares, a prospectus after the nine-month period referred to in Section 10(a)(3) of the Act, the

     Company will prepare, at its expense, promptly upon request such amendment or amendments to the Registration Statement and the Prospectus as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Act;

          (c) if, at the time this Agreement is executed and delivered, it is necessary for a post-effective amendment to the Registration Statement, or a Registration Statement under Rule 462(b) under the Act, to be filed with the Commission and become effective before the Shares may be sold, the Company will use its best efforts to cause such post-effective amendment or such Registration Statement to be filed and become effective, and will pay any applicable fees in accordance with the Act, as soon as possible; and the Company will advise you promptly and, if requested by you, will confirm such advice in writing, (i) when such post-effective amendment or such Registration Statement has become effective, and (ii) if Rule 430A under the Act is used, when the Prospectus is filed with the Commission pursuant to Rule 424(b) under the Act (which the Company agrees to file in a timely manner in accordance with such Rules);

          (d) to advise you promptly, confirming such advice in writing, of any request by the Commission for amendments or supplements to the Registration Statement or the Exchange Act Registration Statement, any Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus or for additional information with respect thereto, or of notice of institution of proceedings for, or the entry of a stop order, suspending the effectiveness of the Registration Statement and, if the Commission should enter a stop order suspending the effectiveness of the Registration Statement, to use its best efforts to obtain the lifting or removal of such order as soon as possible; to advise you promptly of any proposal to amend or supplement the Registration Statement or the Exchange Act Registration Statement, any Preliminary Prospectus or the Prospectus, and to provide you and Underwriters' counsel copies of any such documents for review and comment a reasonable amount of time prior to any proposed filing and to file no such amendment or supplement to which you shall object in writing;

          (e) to file promptly all reports and documents and any preliminary or definitive proxy or information statement required to be filed by the Company with the Commission in order to comply with the Exchange Act for so long as a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares; and to provide you with a copy of such reports and statements and other documents to be filed by the Company pursuant to Section 13, 14 or 15(d) of the Exchange Act during such period a reasonable amount of time prior to any proposed filing and, except as reasonably determined by Company counsel to be required by law, to file no such report, statement or document to which you shall have objected in writing;

          (f) to advise the Underwriters promptly of the happening of any event within the period during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares, which event could require the making of any change in the Prospectus then being used so that the Prospectus would not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, and to advise the Underwriters promptly if, during such period, it shall become necessary to amend or supplement the Prospectus to cause the Prospectus to comply with the requirements of the Act, and, in each case, during such time, subject to
     Section 5(d) hereof, to prepare and furnish, at the Company's expense, to the Underwriters promptly such amendments or supplements to such Prospectus as may be necessary to reflect any such change or to effect such compliance;

          (g) to make generally available to its security holders, and to deliver to you (if not available on the Commission's Electronic Data Gathering, Analysis and Retrieval system ("EDGAR")), an earnings statement of the Company (which will satisfy the provisions of Section 11(a) of the Act) covering a period of twelve months beginning after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act) as soon as is reasonably practicable after the termination of such twelve-month period but in any case not later than the first date by which the Company is required to file with the Commission a Quarterly Report on Form 10-Q or Annual Report on Form 10-K that is required to include financial statements covering a period that includes the last month of such twelve-month period;

          (h) to furnish to you five copies of the Registration Statement, as initially filed with the Commission, and of all amendments thereto (including all exhibits thereto) and sufficient copies of the foregoing (other than exhibits) for distribution of a copy to each of the other Underwriters, provided, however, that the Company shall not be required to furnish any materials pursuant to this clause (h) if such materials are available on EDGAR;

          (i) to furnish to you as early as practicable prior to the time of purchase and any additional time of purchase, as the case may be, but not later than two business days prior thereto, a copy of the latest available unaudited interim and monthly consolidated financial statements, if any, of the Company and the Subsidiaries which have been read by the Company's independent registered public accountants, as stated in the letter of KPMG LLP to be furnished pursuant to Section 9(c) hereof;

          (j) to apply the net proceeds to the Company from the sale of the Shares in the manner set forth under the caption "Use of Proceeds" in the Prospectus and to file such reports with the Commission with respect to the sale of the Shares and the application of the proceeds therefrom as may be required by Rule 463 under the Act;

          (k) to comply with Rule 433(d) under the Act (without reliance on Rule 164(b) under the Act) and with Rule 433(g) under the Act;

          (l) beginning on the date hereof and ending on, and including, the date that is 180 days after the date hereof (the "Lock-Up Period"), without the prior written consent of the Representatives, not to (i) issue, sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of
     Section 16 of the Exchange Act and the rules and regulations of the Commission promulgated thereunder, with respect to, any Common Stock or any other securities of the Company that are substantially similar to Common Stock, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, (ii) file or cause to become effective a registration statement under the Act relating to the offer and sale of any Common Stock or any other securities of the Company that are substantially similar to Common Stock, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, (iii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Stock or any other securities of the Company that are substantially similar to Common Stock, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, whether any such transaction is to be settled by delivery of Common Stock or such other securities, in cash or otherwise or (iv) publicly announce an intention to effect any transaction specified in clause (i), (ii) or (iii), except, in each case, for (A) the offer and sale of the Shares as contemplated by this Agreement, (B) issuances of Common Stock upon the exercise of options or warrants disclosed as outstanding in the Registration Statement (excluding the exhibits thereto), each Preliminary Prospectus and the Prospectus, and
     (C) the issuance of employee stock options not exercisable during the Lock-Up Period pursuant to stock option plans described in the Registration Statement (excluding the exhibits thereto), each Preliminary Prospectus and the Prospectus; and (D) the issuance of Common Stock or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase the foregoing, in connection with any transaction that includes a strategic relationship (including joint ventures, development or construction agreements, marketing or distribution arrangements or intellectual property license agreements) or any acquisition of assets or acquisition of a majority or controlling portion of the equity of another entity, so long as the recipient of any Common Stock, securities or warrants issued pursuant to this clause (D) executes and delivers to the Representatives a Lock-Up Agreement and the aggregate amount of Common Stock, securities and warrants issued pursuant to this clause (D), on an as-converted, as-exchanged and as-exercised basis, as applicable, does not exceed 5% of the outstanding shares of Common Stock of the Company after giving effect to the issuance of sale of the Firm Shares; provided, however, that if (a) during the period that begins on the date that is fifteen (15) calendar days plus three (3) business days before the last day of the Lock-Up Period and ends on the last day of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (b) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the sixteen (16) day period beginning on the last day of the Lock-Up Period, then the restrictions imposed by this
     Section 5(l) shall continue to apply until the expiration of the date that is fifteen (15) calendar days plus three (3) business days after the date on which the issuance of the earnings release or the material news or material event occurs;

          (m) prior to the time of purchase or any additional time of purchase, as the case may be, and except as required by law or any rule or regulation of NASDAQ or

     AIM, to issue no press release or other communication directly or indirectly and hold no press conferences with respect to the Company or any Subsidiary, the financial condition, results of operations, business, properties, assets, or liabilities of the Company or any Subsidiary, or the offering of the Shares, without your prior consent, which consent shall not be unreasonably withheld or delayed;

          (n) not, at any time at or after the execution of this Agreement, to offer or sell any Shares by means of any "prospectus" (within the meaning of the Act), or use any "prospectus" (within the meaning of the Act) in connection with the offer or sale of the Shares, in each case other than the Prospectus;

          (o) not to, and to cause the Subsidiaries not to, take, directly or indirectly, any action designed, or which will constitute, or has constituted, or would reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

          (p) to use its best efforts to cause the Common Stock, including the Shares, to be listed on and for quotation on the NASDAQ and to maintain such listing;

          (q) to maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar for the Common Stock; and

          (r) to cause the Shares to be admitted to trading on AIM as soon as practicable on or after the time of purchase.

     6. Certain Covenants of the Selling Stockholders. Each Selling Stockholder hereby agrees:

          (a) not, at any time at or after the execution of this Agreement, to offer or sell any Shares by means of any "prospectus" (within the meaning of the Act), or use any "prospectus" (within the meaning of the Act) in connection with the offer or sale of the Shares, in each case other than the Prospectus;

          (b) not to take, directly or indirectly, any action designed, or which will constitute, or has constituted, or would reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

          (c) to pay or cause to be paid all taxes, if any, on the transfer and sale of the Additional Shares being sold by such Selling Stockholder;

          (d) to advise you promptly, and if requested by you, confirm such advice in writing, so long as a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares, of (i) any material change in the business, properties, financial condition, results of operations, cash flows, management or prospects of the Company and the Subsidiaries taken as a whole, (ii) any change in information in the Registration

     Statement, each Preliminary Prospectus, the Prospectus and each Permitted Free Writing Prospectus, if any, relating to such Selling Stockholder and
     (iii) any new material information relating to the Company or relating to any matter stated in the Registration Statement, each Preliminary Prospectus, the Prospectus and each Permitted Free Writing Prospectus, if any, which comes to the attention of such Selling Stockholder; provided, however, that clauses (i) and (iii) of this Section 6(d) shall not apply to the Non-Management Stockholder; and

          (e) prior to or concurrently with the execution and delivery of this Agreement, to execute and deliver to the Underwriters a Lock-Up Agreement.

     7. Covenant to Pay Costs. The Company agrees to pay all costs, expenses, fees and taxes in connection with (i) the preparation and filing of the Registration Statement, each Preliminary Prospectus, the Prospectus, each Permitted Free Writing Prospectus and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (ii) the registration, issue, sale and delivery of the Shares including any stock or transfer taxes and stamp or similar duties payable upon the sale, issuance or delivery of the Shares to the Underwriters, (iii) the producing, word processing and/or printing of this Agreement, any Agreement Among Underwriters, any dealer agreements, any Powers of Attorney and Custody Agreements and any closing documents (including compilations thereof) and the reproduction and/or printing and furnishing of copies of each thereof to the Underwriters and (except closing documents) to dealers (including costs of mailing and shipment), (iv) the qualification of the Shares for offering and sale under state or foreign laws and the determination of their eligibility for investment under state or foreign law (including the legal fees and filing fees and other disbursements of counsel for the Underwriters) and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers, (v) any listing of the Shares on any securities exchange or qualification of the Shares for quotation on the NASDAQ or AIM and any registration thereof under the Exchange Act, (vi) any filing for review of the public offering of the Shares by the NASD, including the legal fees and filing fees and other disbursements of counsel to the Underwriters relating to NASD matters, (vii) the fees and disbursements of any transfer agent or registrar for the Shares and the fees and disbursements of the Custodian, (viii) the costs and expenses of the Company relating to presentations or meetings undertaken in connection with the marketing of the offering and sale of the Shares to prospective investors and the Underwriters' sales forces, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel, lodging and other expenses incurred by the officers of the Company and any such consultants, and the cost of any aircraft chartered at the request or with the consent of the Company in connection with the road show,
(ix) the costs and expenses of qualifying the Shares for inclusion in the book-entry settlement system of the DTC, (x) the preparation and filing of the Exchange Act Registration Statement, including any amendments thereto, and (xi) the performance of the Company's and the Selling Stockholders' other obligations hereunder. The provisions of this Section 7 are not intended to affect any right of the Company to reimbursement from any Selling Stockholder pursuant to any agreement between the Company and such Selling Stockholder with respect to the foregoing.

     8. Reimbursement of Underwriters' Expenses. If the Shares are not delivered for any reason other than the termination of this Agreement pursuant to the fifth paragraph of Section 11 hereof or the default by one or more of the Underwriters in its or their respective obligations hereunder, the Company shall, in addition to paying the amounts described in Section 7 hereof, reimburse the Underwriters for all of their reasonably incurred out-of-pocket expenses, including the reasonable fees and disbursements of their counsel.

     9. Conditions of Underwriters' Obligations. The several obligations of the Underwriters hereunder are subject to the accuracy of the respective representations and warranties on the part of the Company and each Selling Stockholder on the date hereof, at the time of purchase and, if applicable, at the additional time of purchase, the performance by the Company and each Selling Stockholder of each of their respective obligations hereunder and to the following additional conditions precedent:

          (a) The Company shall furnish to you at the time of purchase and, if applicable, at the additional time of purchase (i) an opinion of Wilmer Cutler Pickering Hale and Dorr LLP, counsel for the Company, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with executed copies for each of the other Underwriters, and in form and substance satisfactory to the Representatives, in the form set forth in Exhibit B hereto; (ii) an opinion of Wilmer Cutler Pickering Hale and Dorr LLP, special counsel for the Company with respect to matters of U.K. law, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with executed copies for each of the other Underwriters, and in form and substance satisfactory to the Representatives, in the form set forth in Exhibit C hereto; (iii) an opinion of Henry I. Schanzer & Associates, special counsel for the Company with respect to patents and proprietary rights, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with executed copies for each of the other Underwriters, and in form and substance satisfactory to the Representatives, in the form set forth in Exhibit D hereto; and (iv) an opinion of Fox Rothschild LLP, special counsel for the Company with respect to matters of New Jersey law, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with executed copies for each of the other Underwriters, and in form and substance satisfactory to the Representatives, in the form set forth in Exhibit E hereto

          (b) You shall have received from KPMG LLP and Deloitte & Touche LLP letters dated, respectively, the date of this Agreement, the date of the Prospectus, the time of purchase and, if applicable, the additional time of purchase, and addressed to the Underwriters (with executed copies for each of the Underwriters) in the forms satisfactory to the Representatives, which letters shall cover, without limitation, the various financial disclosures contained in the Registration Statement, each Preliminary Prospectus, the Prospectus and each Permitted Free Writing Prospectus, if any.

          (c) You shall have received at the time of purchase and, if applicable, at the additional time of purchase, the favorable opinion of Davis Polk & Wardwell, counsel for the Underwriters, dated the time of purchase or the additional time of purchase, as the case may be, in form and substance reasonably satisfactory to the Representatives.

          (d) No Prospectus or amendment or supplement to the Registration Statement or the Prospectus shall have been filed to which you shall have objected in writing.

          (e) The Registration Statement, the Exchange Act Registration Statement and any registration statement required to be filed, prior to the sale of the Shares, under the Act pursuant to Rule 462(b) shall have been filed and shall have become effective under the Act or the Exchange Act, as the case may be. If Rule 430A under the Act is used, the Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Act at or before 5:30 P.M., New York City time, on the second full business day after the date of this Agreement (or such earlier time as may be required under the Act).

          (f) Prior to and at the time of purchase, and, if applicable, the additional time of purchase, (i) no stop order with respect to the effectiveness of the Registration Statement shall have been issued under the Act or proceedings initiated under Section 8(d) or 8(e) of the Act;
     (ii) the Registration Statement and all amendments thereto shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (iii) none of the Preliminary Prospectuses or the Prospectus, and no amendment or supplement thereto, shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; (iv) no Disclosure Package, and no amendment or supplement thereto, shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; and (v) none of the Permitted Free Writing Prospectuses, if any, shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.

          (g) The Company will, at the time of purchase and, if applicable, at the additional time of purchase, deliver to you a certificate of its Chief Executive Officer and its Chief Financial Officer, dated the time of purchase or the additional time of purchase, as the case may be, in the form attached as Exhibit F hereto.

          (h) In connection with any sale of Additional Shares by the Selling Stockholders hereunder, the Selling Stockholders shall furnish to you at the additional time of purchase (x) an opinion of Morgan, Lewis & Bockius LLP, counsel for the Selling Stockholder identified on Schedule C annexed hereto as the "Management Stockholder", addressed to the Underwriters, and dated the additional time of purchase with executed copies for each of the other Underwriters, and in form and substance satisfactory to the Representatives, in the form set forth in Exhibit G hereto and an opinion of Fox Rothschild LLP, counsel for the Non-Management Stockholder, addressed to the Underwriters, and dated the additional time of purchase with executed copies for each of the other Underwriters, and in form and substance satisfactory to the Representatives, in the form set forth in Exhibit H hereto, and (y) a certificate signed by a

     Representative of the Selling Stockholders, dated the additional time of purchase in the form attached as Exhibit I hereto.

          (i) You shall have received each of the signed Lock-Up Agreements referred to in Section 3(t) hereof, and each such Lock-Up Agreement shall be in full force and effect at the time of purchase and the additional time of purchase, as the case may be.

          (j) You shall have received satisfactory evidence that the Certificate of Merger evidencing the effectiveness of the merger between Ocean Power Technologies, Inc., a New Jersey corporation, and Ocean Power Technologies, Inc., a Delaware corporation, as the surviving corporation, has been duly filed with (x) the Secretary of State of the State of Delaware and (y) the office of the Treasurer of the State of New Jersey.

          (k) The Company shall have furnished to you such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement, any Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus as of the time of purchase and, if applicable, the additional time of purchase, as you may reasonably request.

          (l) The Shares shall have been approved for listing on and for quotation on the NASDAQ, subject only to notice of issuance and evidence of satisfactory distribution at or prior to the time of purchase or the additional time of purchase, as the case may be.

          (m) The NASD shall not have raised any objection with respect to the fairness or reasonableness of the underwriting, or other arrangements of the transactions, contemplated hereby.

          (n) Each Selling Stockholder shall have furnished to you a copy of its Power of Attorney and Custody Agreement, and such other documents and certificates as to the accuracy and completeness of any statement relating to such Selling Stockholder in the Registration Statement, any Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus as of the additional time of purchase as you may reasonably request.

     10. Effective Date of Agreement; Termination. This Agreement shall become effective when the parties hereto have executed and delivered this Agreement.

          The obligations of the several Underwriters hereunder shall be subject to termination in the absolute discretion of the Representatives, if (1) since the time of execution of this Agreement or the earlier respective dates as of which information is given in the Registration Statement, each Preliminary Prospectus, the Prospectus and each Permitted Free Writing Prospectus, if any, there has been any change or any development involving a prospective change in the business, properties, management, financial condition or results of operations of the Company and the Subsidiaries taken as a whole, the effect of which change or development is, in the sole judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated in the Registration Statement, each Preliminary Prospectus, the

Prospectus and each Permitted Free Writing Prospectus, if any, or (2) since the time of execution of this Agreement, there shall have occurred: (A) a suspension or material limitation in trading in securities generally on the NYSE, the American Stock Exchange or the NASDAQ; (B) a suspension or material limitation in trading in the Company's securities on the NASDAQ; (C) a general moratorium on commercial banking activities declared by either federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (D) a suspension or material limitation in trading in the Company's securities on AIM; (E) an outbreak or escalation of hostilities or acts of terrorism involving the United States or a declaration by the United States of a national emergency or war; or
(F) any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (D), (E) or (F), in the sole judgment of the Representatives, makes it impractical or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated in the Registration Statement, each Preliminary Prospectus, the Prospectus and each Permitted Free Writing Prospectus, if any, or (3) since the time of execution of this Agreement, there shall have occurred any downgrading, or any notice or announcement shall have been given or made of: (A) any intended or potential downgrading or (B) any watch, review or possible change that does not indicate an affirmation or improvement in the rating accorded any securities of or guaranteed by the Company or any Subsidiary by any "nationally recognized statistical rating organization," as that term is defined in Rule 436(g)(2) under the Act.

          If the Representatives elect to terminate this Agreement as provided in this Section 10, the Company, the Selling Stockholders and each other Underwriter shall be notified promptly in writing.

          If the sale to the Underwriters of the Shares, as contemplated by this Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement, or if such sale is not carried out because the Company or any Selling Stockholder, as the case may be, shall be unable to comply with any of the terms of this Agreement, the Company and the Selling Stockholders shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 7, 8 and 12 hereof), and the Underwriters shall be under no obligation or liability to the Company or any Selling Stockholder under this Agreement (except to the extent provided in Section 12 hereof) or to one another hereunder.

     11. Increase in Underwriters' Commitments. Subject to Sections 9 and 10 hereof, if any Underwriter shall default in its obligation to take up and pay for the Firm Shares to be purchased by it hereunder (otherwise than for a failure of a condition set forth in Section 9 hereof or a reason sufficient to justify the termination of this Agreement under the provisions of Section 10 hereof) and if the number of Firm Shares which all Underwriters so defaulting shall have agreed but failed to take up and pay for does not exceed 10% of the total number of Firm Shares, the non-defaulting Underwriters (including the Underwriters, if any, substituted in the manner set forth below) shall take up and pay for (in addition to the aggregate number of Firm Shares they are obligated to purchase pursuant to Section 10 hereof) the number of Firm Shares agreed to be purchased by all such defaulting Underwriters, as hereinafter provided. Such Shares shall be taken up and paid for by such non-defaulting Underwriters in such amount or amounts as you may designate with the consent of each Underwriter so designated or, in the event no such designation is made, such Shares shall be taken up and paid for by all non-defaulting Underwriters pro rata in proportion to the aggregate number of Firm Shares set forth opposite the names of such non-defaulting Underwriters in Schedule A annexed hereto.

          Without relieving any defaulting Underwriter from its obligations hereunder, the Company agrees with the non-defaulting Underwriters that it will not sell any Firm Shares hereunder unless all of the Firm Shares are purchased by the Underwriters (or by substituted Underwriters selected by you with the approval of the Company or selected by the Company with your approval).

          If a new Underwriter or Underwriters are substituted by the Underwriters or by the Company for a defaulting Underwriter or Underwriters in accordance with the foregoing provision, the Company or you shall have the right to postpone the time of purchase for a period not exceeding five business days in order that any necessary changes in the Registration Statement and the Prospectus and other documents may be effected.

          The term "Underwriter" as used in this Agreement shall refer to and include any Underwriter substituted under this Section 11 with like effect as if such substituted Underwriter had originally been named in Schedule A annexed hereto.

          If the aggregate number of Firm Shares which the defaulting Underwriter or Underwriters agreed to purchase exceeds 10% of the total number of Firm Shares which all Underwriters agreed to purchase hereunder, and if neither the non-defaulting Underwriters nor the Company shall make arrangements within the five business day period stated above for the purchase of all the Firm Shares which the defaulting Underwriter or Underwriters agreed to purchase hereunder, this Agreement shall terminate without further act or deed and without any liability on the part of the Company to any Underwriter and without any liability on the part of any non-defaulting Underwriter to the Company. Nothing in this paragraph, and no action taken hereunder, shall relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

     12. Indemnity and Contribution.

          (a) The Company agrees to indemnify, defend and hold harmless each Underwriter, its partners, directors and officers, and any person who controls any Underwriter within the meaning of Section 15 of the Act or
     Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in, the Registration Statement or arises out of or is based upon any omission or alleged omission to state a material fact in the Registration Statement in connection with such information, which material fact was not contained in such information and which material fact was required to be stated in such Registration Statement or was necessary to make such information not misleading or (ii) any untrue statement or alleged untrue statement of a material fact included in any Prospectus (the term Prospectus for the purpose of this Section 12 being deemed to include any Preliminary Prospectus, the Prospectus and any amendments or supplements to the foregoing), in any Permitted Free Writing Prospectus, in any "issuer information" (as defined in Rule 433 under the Act) of the Company, which "issuer information" is required to be, or is, filed with the Commission, or in any Prospectus together with any combination of one or more of the Permitted Free Writing Prospectuses, if any, or arises out of or is based upon any omission or alleged omission to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except, with respect to such Prospectus or Permitted Free Writing Prospectus, insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in, such Prospectus or Permitted Free Writing Prospectus or arises out of or is based upon any omission or alleged omission to state a material fact in such Prospectus or Permitted Free Writing Prospectus in connection with such information, which material fact was not contained in such information and which material fact was necessary in order to make the statements in such information, in the light of the circumstances under which they were made, not misleading.

          (b) Each Selling Stockholder agrees to indemnify, defend and hold harmless each Underwriter, its partners, directors and officers, and any person who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company), or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in, the Registration Statement or arises out of or is based upon any omission or alleged omission to state a material fact in the Registration Statement in connection with such information, which material fact was not contained in such information and which material fact was required to be stated in such Registration Statement or was necessary to make such information not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact included in any Prospectus, in any Permitted Free Writing Prospectus, in any "issuer information" (as defined in Rule 433 under the Act) of the Company, which "issuer information" is required to be, or is, filed with the Commission, or in any Prospectus together with any combination of one or more of the Permitted Free Writing Prospectuses, if any, or arises out of or is based upon any omission or alleged omission to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except, with respect to such Prospectus or Permitted Free Writing Prospectus, insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in, such Prospectus or Permitted Free Writing Prospectus or arises out of or is based upon any omission or alleged omission to state a material fact in such Prospectus or Permitted Free Writing Prospectus in connection with such information, which material fact was not contained in such information and which material fact was necessary in order to make the statements in such information, in the light of the circumstances under which they were made, not misleading; provided, however, that no Selling Stockholder shall be responsible, pursuant to this Section 12(b), for losses, damages, expenses, liabilities or claims for an amount in excess of the aggregate initial public offering price of the Shares sold by such Selling Stockholder to the Underwriters pursuant hereto; and provided further, that the Non-Management Stockholder shall be responsible, pursuant to this Section 12(b), only for losses, damages, expenses, liabilities or claims arising out of or based upon such untrue statement or omission or allegation thereof relating to the Non-Management Stockholder.

          (c) Each Underwriter severally agrees to indemnify, defend and hold harmless the Company, its directors and officers, each Selling Stockholder and any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Company, such Selling Stockholder or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in, the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company), or arises out of or is based upon any omission or alleged omission to state a material fact in such Registration Statement in connection with such information, which material fact was not contained in such information and which material fact was required to be stated in such Registration Statement or was necessary to make such information not misleading or (ii) any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in, a Prospectus or a Permitted Free Writing Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact in such Prospectus or Permitted Free Writing Prospectus in connection with such information, which material fact was not contained in such information and which material fact was necessary in order to make the statements in such information, in the light of the circumstances under which they were made, not misleading.

          (d) If any action, suit or proceeding (each, a "Proceeding") is brought against a person (an "indemnified party") in respect of which indemnity may be sought against the Company, a Selling Stockholder or an Underwriter (as applicable, the "indemnifying party") pursuant to subsection (a), (b) or (c), respectively, of this Section 12, such indemnified party shall promptly notify such indemnifying party in writing of the institution of such Proceeding and such indemnifying party shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify such indemnifying party shall not relieve such indemnifying party from any liability which such indemnifying party may have to any indemnified party or otherwise. The indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by the indemnifying party (or, in the case such indemnifying party is a Selling Stockholder, by such Selling Stockholder or by a Representative of the Selling Stockholders) in connection with the defense of such Proceeding, (ii) the indemnifying party shall not have, within a reasonable period of time in light of the circumstances, employed counsel to defend such Proceeding, (iii) the indemnifying party does not diligently defend the action after assumption of the defense, or (iv) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from, additional to or in conflict with those available to such indemnifying party (in which case such indemnifying party shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by such indemnifying party and paid as incurred (it being understood, however, that such indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). The indemnifying party shall not be liable for any settlement of any Proceeding effected without its written consent (or, in the case such indemnifying party is a Selling Stockholder, without the written consent of either such Selling Stockholder or a Representative of the Selling Stockholders) but, if settled with its written consent (or, in the case such indemnifying party is a Selling Stockholder, with the written consent of such Selling Stockholder or of a Representative of the Selling Stockholders), such indemnifying party agrees to indemnify and hold harmless the indemnified party or parties from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party (or, where such indemnifying party is a Selling Stockholder, requested such Selling Stockholder or any Representative of the Selling Stockholders) to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this Section 12(d), then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party (or, where such indemnifying party is a Selling Stockholder, receipt by such Selling Stockholder or by any Representative of the Selling Stockholders) of the aforesaid request, (ii) such indemnifying party shall not have fully reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party (or, where such indemnifying party is a Selling Stockholder, given such Selling Stockholder or any Representative of the Selling Stockholders) at least 30 days' prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party (or, where such indemnified party is a Selling Stockholder, the prior written consent of such Selling Stockholder or of any Representative of the Selling Stockholders), effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault or culpability or a failure to act by or on behalf of such indemnified party.

          (e) If the indemnification provided for in this Section 12 is unavailable to an indemnified party under subsections (a), (b) and (c) of this Section 12 or insufficient to hold an indemnified party harmless in respect of any losses, damages, expenses, liabilities or claims referred to therein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholders on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and the Selling Stockholders, and the total underwriting discounts and commissions received by the Underwriters, bear to the aggregate public offering price of the Shares. The relative fault of the Company and the Selling Stockholders on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company or the Selling Stockholders or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, damages, expenses, liabilities and claims referred to in this subsection shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating, preparing to defend or defending any Proceeding.

          (f) The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this
     Section 12 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (e) above. Notwithstanding the provisions of this
     Section 12, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by such Underwriter and distributed to the public were offered to the public exceeds the amount of any damage which such Underwriter has otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 12 are several in proportion to their respective underwriting commitments and not joint.

          (g) The indemnity and contribution agreements contained in this
     Section 12 and the covenants, warranties and representations of the Company and the Selling Stockholders contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, its partners, directors or officers or any person (including each partner, officer or director of such person) who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, or by or on behalf of the Company, its respective directors or officers, any Selling Stockholder or any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the issuance and delivery of the Shares to be sold by the Company pursuant hereto and the delivery of the Additional Shares to be sold by the Selling Stockholders pursuant hereto. The Company, the Selling Stockholders and each Underwriter agree promptly to notify each other of the commencement of any Proceeding against it and, in the case of the Company, against any of its officers or directors in connection with the issuance and sale of the Shares, or in connection with the Registration Statement, any Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus.

     13. Information Furnished by the Underwriters. The statements set forth in the last sentence on the cover page of the Prospectus and the statements set forth in the first paragraph under the subheading "Commissions and Discounts" and the first four paragraphs under the subheading "Price Stabilization, Short Positions" under the caption "Underwriting" in the

Prospectus, only insofar as such statements relate to the amount of selling concession and reallowance or to over-allotment and stabilization activities that may be undertaken by the Underwriters, constitute the only information furnished by or on behalf of the Underwriters, as such information is referred to in Sections 3 and 12 hereof.

     14. Notices. Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram or facsimile and, if to the Underwriters, shall be sufficient in all respects if delivered or sent to UBS Securities LLC, 299 Park Avenue, New York, NY 10171-0026, Attention:
Syndicate Department; Banc of America Securities LLC, 9 W. 57th Street New York, New York 10019, Attention: Syndicate Department; and Bear, Stearns & Co. Inc., 383 Madison Avenue, New York, New York 10179, Attention: Syndicate Department; and, if to the Company, shall be sufficient in all respects if delivered or sent to the Company at the offices of the Company at 1590 Reed Road, Pennington, New Jersey 08534, Attention: Dr. George W. Taylor, Chairman & Chief Executive Officer (facsimile: 609-730-0404); and, if to any Selling Stockholder, shall be sufficient in all respects if delivered or sent to either Representative of the Selling Stockholders in care of the Company at the offices of the Company as aforesaid.

     15. Governing Law; Construction. This Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement ("Claim"), directly or indirectly, shall be governed by, and construed in accordance with, the laws of the State of New York. The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

     16. Submission to Jurisdiction. Except as set forth below, no Claim may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and the Company and the Selling Stockholders consent to the jurisdiction of such courts and personal service with respect thereto. The Company and the Selling Stockholders hereby consent to personal jurisdiction, service and venue in any court in which any Claim arising out of or in any way relating to this Agreement is brought by any third party against any Underwriter or any indemnified party. Each Underwriter, the Company (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) and each Selling Stockholder waives all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. The Company and the Selling Stockholders agree that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon the Company and each Selling Stockholder and may be enforced in any other courts to the jurisdiction of which the Company or any Selling Stockholder is or may be subject, by suit upon such judgment.

     17. Parties at Interest. The Agreement herein set forth has been and is made solely for the benefit of the Underwriters, the Company and the Selling Stockholders and to the extent provided in Section 12 hereof the controlling persons, partners, directors and officers referred to in such Section, and their respective successors, assigns, heirs, personal representatives and executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.

     18. No Fiduciary Relationship. The Company and the Selling Stockholders hereby acknowledge that the Underwriters are acting solely as underwriters in connection with the purchase and sale of the Company's securities. The Company and the Selling Stockholders further acknowledge that the Underwriters are acting pursuant to a contractual relationship created solely by this Agreement entered into on an arm's length basis, and in no event do the parties intend that the Underwriters act or be responsible as a fiduciary to the Company, its management, stockholders or creditors, any Selling Stockholder or any other person in connection with any activity that the Underwriters may undertake or have undertaken in furtherance of the purchase and sale of the Company's securities, either before or after the date hereof. The Underwriters hereby expressly disclaim any fiduciary or similar obligations to the Company or any Selling Stockholder, either in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions, and the Company and the Selling Stockholders hereby confirm their understanding and agreement to that effect. The Company, the Selling Stockholders and the Underwriters agree that they are each responsible for making their own independent judgments with respect to any such transactions and that any opinions or views expressed by the Underwriters to the Company or any Selling Stockholder regarding such transactions, including, but not limited to, any opinions or views with respect to the price or market for the Company's securities, do not constitute advice or recommendations to the Company or any Selling Stockholder. The Company and the Selling Stockholders hereby waive and release, to the fullest extent permitted by law, any claims that the Company or any Selling Stockholder may have against the Underwriters with respect to any breach or alleged breach of any fiduciary or similar duty to the Company or any Selling Stockholder in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions.

     19. Counterparts. This Agreement may be signed by the parties in one or more counterparts which together shall constitute one and the same agreement among the parties.

     20. Successors and Assigns. This Agreement shall be binding upon the Underwriters and the Company and the Selling Stockholders and their successors and assigns and any successor or assign of any substantial portion of the Company's, any Selling Stockholder's and any of the Underwriters' respective businesses and/or assets.

     21. Miscellaneous. UBS Securities LLC ("UBS"), an indirect, wholly owned subsidiary of UBS AG, is not a bank and is separate from any affiliated bank, including any U.S. branch or agency of UBS AG. Because UBS is a separately incorporated entity, it is solely responsible for its own contractual obligations and commitments, including obligations with respect to sales and purchases of securities. Securities sold, offered or recommended by UBS are not deposits, are not insured by the Federal Deposit Insurance Corporation, are not guaranteed by a branch or agency, and are not otherwise an obligation or responsibility of a branch or agency.

  [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGES FOLLOW]

          If the foregoing correctly sets forth the understanding among the Company, the Selling Stockholders and the several Underwriters, please so indicate in the space provided below for that purpose, whereupon this Agreement and your acceptance shall constitute a binding agreement among the Company, the Selling Stockholders and the Underwriters, severally.

                                        Very truly yours,

                                        OCEAN POWER TECHNOLOGIES INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        THE SELLING STOCKHOLDERS NAMED IN
                                        SCHEDULE C HERETO


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title: Attorney-in-Fact

Accepted and agreed to as of the date
first above written, on behalf of
themselves and the other several
Underwriters named in Schedule A
annexed hereto

UBS SECURITIES LLC
BANC OF AMERICA SECURITIES LLC
BEAR, STEARNS & CO. INC.

By: UBS SECURITIES LLC


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


By: BANC OF AMERICA SECURITIES LLC


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


By: BEAR, STEARNS & CO. INC.


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

                                   SCHEDULE A

                                                                  Number of Firm
Underwriter                                                           Shares
-----------                                                       --------------
UBS SECURITIES LLC.............................................
BANC OF AMERICA SECURITIES LLC.................................
BEAR, STEARNS & CO. INC........................................
FIRST ALBANY CAPITAL INC.......................................
                                                                  --------------
   Total.......................................................
                                                                  ==============

                                   SCHEDULE B

[List any Permitted Free Writing Prospectuses]

                                   SCHEDULE C

                                                            Number of     Number of
                                                               Firm      Additional
                                                              Shares       Shares
                                                           -----------   ----------
Company.................................................   [# of firm       [# of
                                                              shares      company
                                                              from       additional
                                                             company]      shares]

Selling Stockholders
   JoAnne E. Burns (the "Non-Management Stockholder")...             0       [____]
   Charles F. Dunleavy (the "Management Stockholder")...             0       [____]
                                                           -----------   ----------
      Total.............................................                    [# of
                                                           [# of firm    additional
                                                             shares]       shares]
                                                           ===========   ==========

                                    EXHIBIT A

                                Lock-Up Agreement

                                                                     _____, 2007

UBS Securities LLC
Banc of America Securities LLC
Bear, Stearns & Co. Inc.
   as Representatives of the several Underwriters

c/o UBS Securities LLC
    299 Park Avenue
    New York, New York 10171-0026

    Banc of America Securities LLC
    9 W. 57th Street
    New York, New York 10019

    Bear, Stearns & Co. Inc.
    383 Madison Avenue
    New York, New York 10179

Ladies and Gentlemen:

          This Lock-Up Agreement is being delivered to you in connection with the proposed Underwriting Agreement (the "Underwriting Agreement") to be entered into by OCEAN POWER TECHNOLOGIES INC., a New Jersey corporation, which is contemplating reincorporating in the State of Delaware by merger or otherwise (the New Jersey corporation and the Delaware successor entity, if any, collectively the "Company"), the Selling Stockholders named therein and you and the other underwriters named in Schedule A annexed to the Underwriting Agreement, with respect to the public offering (the "Offering") of common stock, $0.001 par value per share, of the Company (the "Common Stock").

          In order to induce you to enter into the Underwriting Agreement, the undersigned agrees that, for a period (the "Lock-Up Period") beginning on the date hereof and ending on, and including, the date that is 180 days after the date of the final prospectus relating to the Offering, the undersigned will not, without the prior written consent of UBS Securities LLC, Banc of America Securities LLC and Bear, Stearns & Co. Inc., (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or file (or participate in the filing of) a registration statement with the Securities and Exchange Commission (the "Commission") in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder (the "Exchange Act") with respect to, any Common Stock or any other securities of the Company that are substantially similar to Common Stock, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of

Common Stock or any other securities of the Company that are substantially similar to Common Stock, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, whether any such transaction is to be settled by delivery of Common Stock or such other securities, in cash or otherwise or (iii) publicly announce an intention to effect any transaction specified in clause (i) or (ii). The foregoing sentence shall not apply to (a) the registration of the offer and sale of Common Stock as contemplated by the Underwriting Agreement and the sale of the Common Stock to the Underwriters (as defined in the Underwriting Agreement) in the Offering, (b) bona fide gifts, provided the recipient thereof agrees in writing with the Underwriters to be bound by the terms of this Lock-Up Agreement or (c) transfers or dispositions to any trust for the direct or indirect benefit of the undersigned and/or the immediate family of the undersigned, provided that such trust agrees in writing with the Underwriters to be bound by the terms of this Lock-Up Agreement. For purposes of this paragraph, "immediate family" shall mean the undersigned and the spouse, any lineal descendent, father, mother, brother or sister of the undersigned.

          Notwithstanding anything herein to the contrary, the preceding paragraph shall not apply to the sale of Additional Shares by any Selling Stockholder to the Underwriters pursuant to the Underwriting Agreement.

          In addition, the undersigned hereby waives any rights the undersigned may have to require registration of Common Stock in connection with the filing of a registration statement relating to the Offering. The undersigned further agrees that, for the Lock-Up Period, the undersigned will not, without the prior written consent of UBS Securities LLC, Banc of America Securities LLC and Bear, Stearns & Co. Inc., make any demand for, or exercise any right with respect to, the registration of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or warrants or other rights to purchase Common Stock or any such securities.

          Notwithstanding the above, if (a) during the period that begins on the date that is fifteen (15) calendar days plus three (3) business days before the last day of the Lock-Up Period and ends on the last day of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (b) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the sixteen (16) day period beginning on the last day of the Lock-Up Period, then the restrictions imposed by this Lock-Up Agreement shall continue to apply until the expiration of the date that is fifteen (15) calendar days plus three (3) business days after the date on which the issuance of the earnings release or the material news or material event occurs.

          In addition, the undersigned hereby waives any and all preemptive rights, participation rights, resale rights, rights of first refusal and similar rights that the undersigned may have in connection with the Offering or with any issuance or sale by the Company of any equity or other securities before the Offering (including any such right arising pursuant to any agreement with Evolution Beeson Gregory Limited or any other agreement, obligation or undertaking made by or on behalf of the Company in connection with the admission of the Common Stock to trading on AIM), except for any such rights as have been heretofore duly exercised.

          The undersigned hereby confirms that the undersigned has not, directly or indirectly, taken, and hereby covenants that the undersigned will not, directly or indirectly, take, any action designed, or which has constituted or will constitute or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of shares of Common Stock.

          In furtherance of the foregoing, the Company and its transfer agent and registrar are hereby authorized to decline to make any transfer of Common Stock if such transfer would constitute a violation or breach of this Lock-Up Agreement. The undersigned agrees and consents to the entry of stock transfer instructions with the Company's transfer agent and registrar against the transfer of Common Stock except in compliance with this Lock-Up Agreement.

          The undersigned understands that the Company and the Underwriters are relying upon this Lock-Up Agreement in proceeding toward consummation of the Offering. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned's heirs, legal representatives, successors and assigns.

          Whether or not the Offering actually occurs depends on a number of factors, including market conditions. Any Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation among the Company and the Underwriters.

                                      * * *

          If (i) the Company notifies you in writing that it does not intend to proceed with the Offering, (ii) the registration statement filed with the Commission with respect to the Offering is withdrawn, (iii) for any reason the Underwriting Agreement shall be terminated prior to the "time of purchase" (as defined in the Underwriting Agreement) or (iv) the registration statement filed with the Commission with respect to the Offering is not declared effective by June 30, 2007, this Lock-Up Agreement shall be terminated and the undersigned shall be released from its obligations hereunder. This Lock-Up Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

                                        Very truly yours,


                                        ----------------------------------------
                                        Name:
                                              ----------------------------------

                                   EXHIBIT A-1

                  LIST OF PARTIES TO EXECUTE LOCK-UP AGREEMENTS

Name                         Position
--------------------------   ---------------------------------------------------
1.  Dr. George W. Taylor     Chief Executive Officer and Director

2.  Charles F. Dunleavy      Chief Financial Officer, Senior Vice President,
                             Treasurer, Secretary and Director, and a Selling
                             Stockholder

3.  Mark R. Draper           Chief Executive and Director of Ocean Power
                             Technologies, Ltd.

4.  John A. Baylouny         Senior Vice President, Engineering

5.  Sir Eric A. Ash          Director

6.  Thomas J. Meaney         Director

7.  Seymour S. Preston III   Chairman of the Board of Directors

8.  JoAnne E. Burns          Selling Stockholder

9.  Paul Ammann              Employee

10. Stephen Berkowitz        Employee

11. Stuart Charles Bower     Employee

12. Diana Bull               Employee

13. Mike Flanagan            Employee

14. Gilbert George           Employee

15. James Gerber             Employee

16. Kerry Guarino            Employee

17. David Hawke              Employee

18. Brian Henry              Employee

19. Fraser Johnson           Employee


                                      A-1-1

Name                         Position
--------------------------   ---------------------------------------------------
20. Paul Jordan              Employee

21. Patrick Keenan           Employee

22. Meg Koppel               Employee

23. Marco LaValva            Employee

24. Timothy Liska            Employee

25. Lorren Livingston        Employee

26. Mary Mikula              Employee

27. Rachel Mitchell          Employee

28. Deborah Montagna         Employee

29. Harold Murphy            Employee

30. Charles Pantano          Employee

31. Chris Phelan             Employee

32. William Powers           Employee

33. Thomas Sabol             Employee

34. Paul Smalser             Employee

35. David Stewart            Employee

36. Linda Stitt              Employee

37. Kate Taylor              Employee

38. Jeff Tirpak              Employee

39. Joseph Troutman          Employee

40. Alan Waranis             Employee

41. Laura Woods              Employee


                                      A-1-2

                                                               (WILMERHALE LOGO)

                                    EXHIBIT B

                                                               (WILMERHALE LOGO)

UBS Securities LLC, et al.
As Representatives of the
several Underwriters
______________, 2007
Page 1

                                   SCHEDULE A

              Other Information Included in the Disclosure Package


                                      B-1-1

                                                               (WILMERHALE LOGO)

UBS Securities LLC, et al.
As Representatives of the
several Underwriters
______________, 2007
Page 1


                                   SCHEDULE B

Jurisdiction of Incorporation            Date of Certificate of Public Official
--------------------------------------   --------------------------------------
Delaware

Jurisdictions of Foreign Qualification   Date of Certificate of Public Official
--------------------------------------   --------------------------------------
New Jersey


                                      B-2-1

                                    EXHIBIT C

              OPINION OF WILMER CUTLER PICKERING HALE AND DORR LLP

                                    EXHIBIT D

                    OPINION OF HENRY I. SCHANZER & ASSOCIATES

                                    EXHIBIT E

                          OPINION OF FOX ROTHSCHILD LLP

                                    EXHIBIT F

                              OFFICERS' CERTIFICATE

          Each of the undersigned, Dr. George W. Taylor, Chairman & Chief Executive Officer of OCEAN POWER TECHNOLOGIES INC., a Delaware corporation (the "Company"), and Charles F. Dunleavy, Chief Financial Officer of the Company, on behalf of the Company, does hereby certify pursuant to Section 7(g) of that certain Underwriting Agreement dated _____, 2007 (the "Underwriting Agreement") among the Company and, on behalf of the several Underwriters named therein, UBS Securities LLC, Banc of America Securities LLC and Bear, Stearns & Co. Inc., that as of _____, 2007:

1. He has reviewed the Registration Statement, each Preliminary Prospectus, the Prospectus and each Permitted Free Writing Prospectus.

2. The representations and warranties of the Company as set forth in the Underwriting Agreement are true and correct as of the date hereof and as if made on the date hereof.

3. The Company has performed all of its obligations under the Underwriting Agreement as are to be performed at or before the date hereof.

4. The conditions set forth in paragraph (f) of Section 7 of the Underwriting Agreement have been met.

          Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Underwriting Agreement.

          IN WITNESS WHEREOF, the undersigned have hereunto set their hands on this __ day of _____, 2007.


                                        ---------------------------------------
                                        Name: Dr. George W. Taylor
                                        Title: Chairman & Chief Executive
                                               Officer


                                        ---------------------------------------
                                        Name: Charles F. Dunleavy
                                        Title: Chief Financial Officer

                                    EXHIBIT G

                     OPINION OF MORGAN, LEWIS & BOCKIUS LLP

                                    EXHIBIT H

                          OPINION OF FOX ROTHSCHILD LLP

                                    EXHIBIT I

           CERTIFICATE OF A REPRESENTATIVE OF THE SELLING STOCKHOLDERS

          The undersigned, _____, on behalf of each Selling Stockholder (as defined in the Underwriting Agreement referred to below), does hereby certify pursuant to Section 9(i) of that certain Underwriting Agreement dated _____, 2007 (the "Underwriting Agreement") among OCEAN POWER TECHNOLOGIES INC., a New Jersey corporation (the "Company"), the Selling Stockholders named therein and, on behalf of the several Underwriters named therein, UBS Securities LLC, Banc of America Securities LLC and Bear, Stearns & Co. Inc., that as of _____, 2007:

1. Each Selling Stockholder has reviewed the Registration Statement, each Preliminary Prospectus, the Prospectus and each Permitted Free Writing Prospectus.

2. The representations and warranties of each Selling Stockholder as set forth in the Underwriting Agreement are true and correct as of the date hereof and as if made on the date hereof.

3. Each Selling Stockholder has performed all of his or her obligations under the Underwriting Agreement as are to be performed at or before the date hereof.

          Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Underwriting Agreement.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this __ day of _____, 2007 on behalf of each Selling Stockholder.

                                        THE SELLING STOCKHOLDERS NAMED IN
                                        SCHEDULE C ANNEXED TO THE UNDERWRITING
                                        AGREEMENT

                                        By: [REPRESENTATIVE], Attorney-in-Fact


                                        ----------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                       I-1